SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                                February 14, 2006

                    CONSORTIUM SERVICE MANAGEMENT GROUP, INC.
                    -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Texas                       0-27359                   74-2653437
        -----------                 -------------            -------------------
(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                             Identification No.)

                   500 North Shoreline Drive, Suite 701 North
                            Corpus Christi, TX 78471
                              --------------------
               (Address of principal executive offices) (Zip Code)

                                  512-887-7546
                                 --------------
                         (Registrant's telephone number)

      Check  the   appropriate  box  below  if  the  Form  8-K  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

We executed a landfill gas sales agreement with E.I. duPont de Nemours and Co. Inc. ("Dupont") and Shoreline Gas, Inc. on February 15, 2006. Under that agreement Dupont will purchase gas produced by the Chastang landfill for a period of ten years through our separator complex. Dupont will purchase up to 80% of its annual requirements for gas at its Mobile, Alabama plant, to a maximum of 500,000 MM BTUs per year. The gas must meet certain specifications that require our removal of certain impurities from the landfill gas. A copy of the agreement is attached as Exhibit 10.1 and incorporated herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Landfill Gas Sales Agreement Between CSMG Technologies, Inc. and E.I. duPont de Nemours and Co. Inc. and Shoreline Gas, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Consortium Service Management Group, Inc.


Date: February 21, 2006                By: /s/ Donald S. Robbins
                                           -------------------------------------
                                           Donald S. Robbins
                                           Chief Executive Officer